The Royce Fund - Royce Select Fund III

Supplement to the Prospectus dated June 30, 2005
and the Statement of Additional Information
dated August 9, 2005 (as revised October 28, 2005)

        Effective at the close of business on February 28, 2006, W. Whitney George is the sole portfolio manager of Royce Select Fund III (the "Fund"). Michael Green is no longer a co-portfolio manager of the Fund. All references to Mr. Green in the Fund's prospectus and statement of additional information are removed through this supplement.

March 1, 2006